UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 15, 2004

McDONALD'S CORPORATION
(Exact name of Registrant as specified in Charter)

Delaware	1-5231	36-2361282
(State or other Jurisdiction	(Commission File No.)	(IRS Employer
of Incorporation)		Identification No.)

One McDonald's Plaza
Oak Brook, Illinois 60523
(630) 623-3000
(Address and Phone Number of Principal Executive Offices)

Item 12. Results of Operations and Financial Condition.

On January 15, 2004, McDonald’s Corporation (the “Company”) issued a press release reporting the Company’s December and fourth quarter 2003 sales and preliminary fourth quarter EPS. The press release is furnished as Exhibit 99 and attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McDONALD'S CORPORATION

(Registrant)

Date:	January 19, 2004	By:	/s/ Matthew H. Paull
Matthew H. Paull
Corporate Executive Vice President and
Chief Financial Officer

Exhibit Index

Exhibit No.

99	News Release of McDonald's Corporation issued January 15, 2004:
McDonald's Reports Record December and Fourth Quarter 2003 Sales and Preliminary Fourth Quarter EPS